SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 12, 2007

                              WINTHROP REALTY TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

       001-06249                                          34-6513657
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(Commission File Number)                    (I.R.S. Employer Identification No.)


7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On June 12, 2007, WRT Realty, L.P. (the "Partnership") entered into an Amended and Restated Limited Liability Company Agreement of Lex-Win Acquisition LLC (the "Operating Agreement"), among The Lexington Master Limited Partnership ("Lexington"), VII Wells Holdings, L.L.C. ("VII Wells") and the Partnership. The business of Lex-Win Acquisition LLC ("Lex-Win") is to acquire, through means of a tender offer or otherwise, own, hold, sell, transfer, hypothecate and ultimately dispose of shares of Wells Real Estate Investment Trust, Inc. The membership interests in Lex-Win are equally owned by the Partnership, VII Wells and Lexington. The Operating Agreement provides that Lex-Win will be the exclusive vehicle through which the members acquire interests in Wells Real Estate Investment Trust, Inc. The affairs of Lex-Win are governed by a management committee consisting of one member appointed by each of the Partnership, VII Wells and Lexington. Substantially all decisions to be made by Lex-Win require the consent of all members of the Management Committee.

      The foregoing description is qualified in its entirety by reference to the Operating Agreement, which will be attached as an exhibit to Winthrop Realty Trust's Quarterly Report on Form 10-Q for the period ended June 30, 2007, which Winthrop Realty Trust intends to file in August 2007.

Item 8.01. Other Events.

      On June 12, 2007, Winthrop Realty Trust announced that Lex-Win enhanced its previously announced tender offer to increase the price per share to $9.30 and to increase the number of shares of Wells Real Estate Investment Trust, Inc. being sought to 45,000,000.

      The foregoing description is qualified in its entirety by reference to the press release issued June 12, 2007, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

            (d)   Exhibits

            99.1  Press Release dated June 12, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18th day of June, 2007.

                                           WINTHROP REALTY TRUST


                                           By: /s/ Peter Braverman
                                               ---------------------------------
                                               Peter Braverman
                                               President